Significant Accounting Policies (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Significant Accounting Policies
Net income	$ 12,764,450	$ 13,431,855
Less: dividends to preferred shareholders	125,625	120,938
Net income available to common shareholders	$ 12,638,825	$ 13,310,917
Weighted average number of common shares used in computing earnings per share	5,553,052	5,471,457
Earnings per common share	$ 2.28	$ 2.43